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                                                                     EXHIBIT 4.2

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
Name of Company:                                                 AGRIA CORPORATION
AGRIA CORPORATION                             (Incorporated under the laws of the Cayman Islands)

Number:
                     Number                                                                            Ordinary Shares
Ordinary Shares:     [    ]                                                                                 -[      ]-
-[    ]-                                                     US$50,000 Share Capital divided into
                                        500,000,000,000 Ordinary Shares of a nominal or par value of US$0.0000001 each
Issued to:
[         ]          THIS IS TO CERTIFY THAT------------------[           ]------------------is the registered holder
                     of----------------------------------------[         ]-------------------- Ordinary Shares in the
Dated                above-named Company subject to the memorandum and articles of association thereof.
[           ]
                     GIVEN UNDER the common seal of the said Company on                                     2007.
Transferred from:
                     THE COMMON SEAL of the said Company was hereunto affixed in the presence of:

                                                                    DIRECTOR _________________________________________
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
                             TRANSFER

                     I                                                         (the Transferor) for the value received

                     DO HEREBY transfer to                                                        (the Transferee) the

                                                                                     shares standing in my name in the

                     undertaking called AGRIA CORPORATION

                     To hold the same unto the Transferee

                     Dated

                     Signed by the Transferor

                     in the presence of:


                     ------------------------------------                          ------------------------------------
                     Witness                                                       Transferor
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